UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event report)         August 19, 1999
                                                  ------------------------------
                            BOK Financial Corporation
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             (Exact name of registrant as specified in its charter)


  Oklahoma                         000-19341                         73-1373454
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(State or other jurisdiction      (Commission                      (IRS Employer
 of incorporation)                 File Number)              Identification No.)


Bank of Oklahoma Tower, Boston Avenue at Second Street, Tulsa, Oklahoma 74172
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              (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code     (918) 588-6416
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         (Former name or former address, if changed since last report.)

                    INFORMATION TO BE INCLUDED IN THE REPORT



Item 5.  Other Events.

         BOK Financial Corporation announces it has earned $8.0 million on revenues of $36.6 million for July 1999 on a combined basis with the results of First Bancshares of Muskogee, Inc. This is equivalent to 15 cents per diluted share, and 17 cents per basic share. BOK Financial Corporation acquired First Bancshares of Muskogee, Inc. in a pooling of interests transaction on June 29, 1999.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      BOK FINANCIAL CORPORATION



Dated:   August 19, 1999                      By:  /s/ James A. White
                                              ----------------------------------
                                              James A. White
                                              Executive Vice President and
                                              Chief Financial Officer